EXHIBIT 10.10


                       REGISTRATION RIGHTS AGREEMENT


           REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 8, 1998, by and among TOWER REALTY TRUST, INC., a Maryland corporation (the "Company"), METROPOLITAN PARTNERS LLC, a Delaware limited liability company ("MET") and, only as to Section 2.9(b), RECKSON ASSOCIATES REALTY CORP., a Maryland corporation ("Reckson").

           WHEREAS, on the date hereof, the Company and MET will enter into a Stock Purchase Agreement (the "Purchase Agreement").

           WHEREAS, it is a condition precedent to the entering into of the Purchase Agreement that the Company and MET enter into this Agreement.

           NOW THEREFORE, the parties hereto desire to provide certain registration rights with respect to the shares of Series A Preferred Stock (as such term is defined herein) and the shares of Common Stock (as such term is defined herein) issuable upon conversion of the Series A Preferred Stock.

           Accordingly, the parties hereto agree as follows:

 1         Certain Definitions.

           As used in this Agreement, the following terms shall have the meanings ascribed to them below:

      1.1 "Affiliate": shall mean (i) with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) with respect to any individual, shall also mean the spouse, parent, grandparent, uncle, aunt, father-in-law, mother-in-law, sibling, child, step-child, grandchild, niece, or nephew of such Person, or the spouse thereof, or any trust, charitable foundation or similar entity of which there are no principal beneficiaries other than such Person and/or one or more of such relatives or any undesignated charity.

      1.2 "Business Day": shall mean any day on which commercial banks in the City of New York and the State of New York and the New York Stock Exchange, Inc. are generally open for business.

      1.3  "Commission": shall mean the Securities and Exchange Commission.

      1.4 "Common Stock": shall mean the common stock, par value $.01 per share, of the Company.

      1.5 "Continuously Effective": with respect to either Demand Registrations (as hereafter defined) or piggyback registrations, shall mean that such Registrations shall not cease to be effective and available for transfers of securities registered thereunder for longer than three (3) Business Days during the period specified in the relevant provisions of this Agreement.

      1.6 "Conversion Shares": shall mean the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock.

      1.7 "Exchange Act": shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      1.8 "Holder" or "Holders": shall mean MET and any party who shall hereafter acquire and hold Registrable Securities and who, unless it is Reckson or an affiliate of Reckson, is an assignee of the rights of MET under this Agreement in accordance with Section 4.5.

      1.9 "Merger": shall mean the merger of the Company with and into MET (with MET being the surviving entity) pursuant to the Merger Agreement.

      1.10 "Merger Agreement": shall mean the merger agreement, of even date herewith, by and among the Company, MET and Reckson.

      1.11 "Person": shall mean any natural person, corporation, partnership, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

      1.12 "Registrable Securities": shall mean any (i) shares of Series A Preferred Stock issued to MET pursuant to the Purchase Agreement and (ii) any Conversion Shares issued upon conversion of any such shares of Series A Preferred Stock (and any shares issued upon any subdivision, combination or reclassification of such shares or any stock dividend in respect of any of the foregoing shares) held by MET or by any transferee of such shares who agrees to be bound by the terms of this Agreement in accordance with Section 4.6(a), except for any such transferee that acquires Series A Preferred Stock in a transfer that results in a breach of Section
           3.3 of the Purchase Agreement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act.

      1.13 "Securities Act": shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      1.14 "Series A Preferred Stock": shall mean the Series A Preferred Stock of the Company, par value $.01 per share, having the preferences, limitations and relative rights as set forth in the Supplementary Articles of Incorporation.

      1.15 "Supplementary Articles of Incorporation": shall mean the Supplementary Articles of Incorporation of the Company in the form attached hereto as Exhibit A, as amended from time to time.

 2    Registration Rights.

      2.1  Demand Registrations.

           (a) (i) Subject to Sections 2.1(b), 2.1(e) and 2.3 below, at any time and from time to time after the termination of the Merger Agreement, each Holder shall have the right to require the Company to use its reasonable best efforts to file a registration statement under the Securities Act covering all or any part of their respective Registrable Securities, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holder and the intended method of distribution thereof. All requests pursuant to this Section 2.1(a)(i) are referred to herein as "Demand Registration Requests," and the registrations requested are referred to herein as "Demand Registrations." As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Company shall give written notice of such Demand Registration Request to all Holders of record of Registrable Securities.

              (ii) Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Holder(s) which requested such registration and (y) the Registrable Securities of any Holder which shall have made a written request to the Company for registration thereof (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder(s)) within 30 days after the receipt by such Holder of written notice (or, 15 days if, at the request of the Holder(s) which requested such registration, the Company states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on Form S-3) from the Company of a Demand Registration Request.

              (iii) The Company shall, as promptly as reasonably practicable following a Demand Registration Request, use its reasonable best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, and (y) if requested by the Holder(s) making such demand for registration, obtain acceleration of the effective date of the registration statement relating to such registration.

           (b)   The Demand Registration rights granted to Holders in
 Section 2.1(a) are subject to the following limitation: (i) each registration in respect of a Demand Registration Request must include at least 10% of the Registrable Securities outstanding as of the date hereof (provided that the limitation set forth in this clause (i) shall not be in effect at any time the Holders' Registrable Securities would otherwise be able to be sold under Rule 144 under the Securities Act but for the Company's failure to comply with the information requirements thereunder, unless at such time, the Company's outside counsel (which shall be reasonably acceptable to the Holders requesting such registration) delivers a written opinion of counsel to such Holders to the effect that such Registrable Securities may be publicly offered and sold without registration under the Securities Act); (ii) the Company shall not be required to cause more than one additional registration pursuant to
 Section 2.1(a)(i) to be declared effective within a period of 180 days after the effective date of any registration statement of the Company effected in connection with a Demand Registration Request; and (iii) if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because in the good faith judgment of the Board of Directors it presents a reasonable risk that it would materially interfere with, or require disclosure of, any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a Demand Registration Request (and may postpone filing any amendment to, or supplement of, or seeking acceleration of, any registration statement previously filed) until such Valid Business Reason no longer exists, but in no event for more than 120 days, and, in case a registration statement has been filed relating to a Demand Registration Request if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement; and the Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary herein, during any 365-day period, the Company may not suspend the availability of registration rights hereunder (whether through postponement of filing a registration statement, withdrawal of a filed registration statement or the suspension of an effective registration statement) relating to a Demand Registration Request because of a Valid Business Reason more than four times or for more than an aggregate of 180 days, subject to reduction as provided in Section 2.7(a).

           Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause (iii) above or as a result of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than 120 days after the date of the postponement), use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this
 Section 2.1 (unless the Holder(s) making the Demand Registration Request shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement).

           (c) The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to
 Section 2.1(a)(i), (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares and (ii) any other shares of Common Stock which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company ("Additional Piggyback Rights"); provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Holder(s) making such Demand Registration Request. With respect to any Demand Registration, except as set forth in the preceding sentence no securities other than the Registrable Securities of the Holder(s) permitted to be included in such registration pursuant to Section 2.1(a)(ii) shall be included among the securities covered by such registration.

           (d) The managing underwriter for any Demand Registration shall be either Merrill Lynch & Co. or Salomon Smith Barney or any successor to either (such choice to be at the option of the Holder) or such other underwriter(s) as the Holders and the Company mutually agree in good faith.

           (e) The Company shall be obligated to effect not more than three (3) Demand Registrations, subject to the provisions of Section 2.1 hereof. For purposes of the preceding sentence, a Demand Registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration statement or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental entity for any reason not attributable to MET or any other Holder and such interference is not thereafter eliminated, or (iii) if the conditions to closing specified in the underwriting agreement entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure on the part of MET or any Holder. If the Company shall have complied with its obligations under this Agreement, a right to a Demand Registration pursuant to this Section 2.1 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been distributed pursuant to the registration statement related thereto, and (y) the date as of which such Demand Registration shall have been Continuously Effective for the applicable period specified in Section 2.4(b) hereof following the effectiveness of such registration statement, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated. Furthermore, once the Company has filed and caused to be effective a shelf registration statement in connection with its obligations under section 2.1 hereof, each separate underwritten offering effected pursuant to such shelf registration statement which satisfies the conditions of the second sentence of this subsection 2.1(e) (other than the first such underwritten offering) shall constitute an additional Demand Registration; provided that such shelf registration statement shall constitute a Demand Registration.

           (f) The Holders shall use reasonable best efforts to cause any distribution of Registrable Securities pursuant to a Demand Registration to be public and reasonably broad, so long as such breadth does not adversely impact the price obtained for such Registrable Securities.

           2.2  Piggyback Registrations.

           (a) If, at any time and from time to time after the termination of the Merger Agreement, the Company proposes or is required to register any of its common equity securities under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit or option plan or dividend reinvestment plan or a merger or consolidation or (ii) a Demand Registration under Section 2.1) on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Company shall give prompt written notice of its intention to do so to each of the Holders of record of Registrable Securities. Upon the written request of any Holder, made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall, subject to Sections 2.2(b), 2.3 and 2.6 hereof, use its reasonable best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. Notwithstanding anything to the contrary herein, with respect to any shelf registration statement, the only piggyback registrations that can occur pursuant to any shelf registration statement(s) filed by the Company, whether with respect to the sale of securities by the Company or by a holder or holders of Company securities, are piggyback registrations on underwritten offerings occurring pursuant to such shelf registration statement(s); provided that no Holder shall be entitled to a piggyback registration on any shelf registration statement filed with respect to any equity securities of the Company where the proposed methods of distribution under such shelf registration statement do not include underwritten offerings (including, to the extent it does not provide for underwritten offerings, any registration statement filed with respect to Common Stock issuable in exchange for limited partnership interests in Tower Realty Operating Partnership, L.P. ("Company OP Units")). No registration effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations. There is no limitation on the number of such piggyback registrations under this Section 2.2 which the Company is obligated to effect. Notwithstanding the foregoing, no Holder (other than Reckson or a wholly owned subsidiary of Reckson) shall be entitled to piggyback registration rights pursuant to this Section 2.1 unless the number of Registrable Securities it proposes and seeks to have included in a piggyback registration exceeds (assuming conversion if such shares were Series A Preferred Stock) 1% of the number of outstanding shares of Common Stock at such time.

           (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

           (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

           2.3  Allocation of Securities Included in Registration Statement.

           (a) If any requested registration pursuant to Section 2.1 involves an underwritten offering and an underwriter of such offering shall advise the Company that, in its view, the number of securities requested to be included in such registration (including those securities requested by the Company to be included in such registration) exceeds the largest number (the "Section 2.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities proposed to be registered, the Company shall include in such registration:

              (i) all Registrable Securities requested to be included in such registration by Holders of Registrable Securities; provided, however, that, if the number of such Registrable Securities exceeds the Section 2.1 Sale Number, the number of such Registrable Securities (not to exceed the Section 2.1 Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion;

              (ii) to the extent that the number of Registrable Securities to be included by all Holders is less than the Section 2.1 Sale Number, securities that the Company proposes to register; and

              (iii) to the extent that the number of Registrable Securities to be included by all Holders and the number of securities to be included by the Company is less than the Section 2.1 Sale Number, any other securities that the holders thereof propose to register pursuant to the exercise of Additional Piggyback Rights.

           If, as a result of the proration provisions of this Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and
 (y) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

           (b) If any registration pursuant to Section 2.2 involves an underwritten offering and an underwriter shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.2 Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

              (i) all Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock that the Company proposes to register for its own account (the "Company Securities");

              (ii) all Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock held by any Persons having piggyback rights which on the date hereof grant such persons a priority over other Persons that have piggyback rights granted by the Company and all Common Stock or securities held by any Persons that if not provided with a priority over other Persons that have piggyback rights granted by the Company would place the Company in breach of any contractual obligations that it may have existing on the date hereof (the "Priority Piggyback Securities"); and

              (iii) (x) to the extent that the number of Company Securities and Priority Piggyback Securities is less than the Section 2.2 Sale Number, all Registrable Securities requested to be included by all Holders; provided, however, that, if the number of such Registrable Securities exceeds the Section 2.2 Sale Number less the number of Company Securities and Priority Piggyback Securities, then the number of such Registrable Securities included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities owned by each Holder requesting inclusion in relation to the number of Registrable Securities then owned by all Holders requesting inclusion; and

              (iv) to the extent the number of Company Securities plus the number of Registrable Securities requested to be included pursuant to clause (ii) or (iii) above by all Holders is less than the Section 2.2 Sale Number, any other securities that the holders thereof propose to register pursuant to the exercise of Additional Piggyback Rights.

           2.4 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as promptly as reasonably practicable:

           (a) prepare and file with the Commission a registration statement on an appropriate registration form of the Commission for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use its reasonable best efforts to cause such registration statement to become and remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel for the Holders participating in the planned offering (selected by the Holders making the Demand Registration Request, in the case of a registration pursuant to Section 2.1, and selected by the Holders of a majority of the Registrable Securities included in such registration, in the case of a registration pursuant to Section 2.2) and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents, in the case of a registration pursuant to
 Section 2.1 only, will be subject to the reasonable review and reasonable comment of such counsel, and in the case of a registration pursuant to
 Section 2.1 only, the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object in writing);

           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement Continuously Effective for such period (which shall not be required to exceed 90 days in the case of a registration pursuant to
 Section 2.1 or 120 days in the case of a shelf registration pursuant to
 Section 2.1 and which shall not have any minimum duration in the case of a registration pursuant to Section 2.2) as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

           (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

           (d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

           (e) promptly notify each Holder selling Registrable Securities covered by such registration statement, and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information;
 (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;
 (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by Section 3 below cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

           (f) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
 Section 11(a) of the Securities Act and Rule 158 thereunder;

           (g) (i) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, to use reasonable efforts to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, secure NASDAQ authorization for such shares;

           (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

           (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders of a majority of the Registrable Securities participating in such offering shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, provided that the underwriting agreement, if any, shall be reasonably satisfactory in form and substance to the Company. The Holders of the Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, in the case of a registration effected pursuant to Section 2.1 only, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings;

           (j) use reasonable best efforts to obtain (i) an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Holders of a majority of the Registrable Securities participating in such offering, and furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter and (ii) in the case of a registration pursuant to Section 2.1 only, an opinion and cold comfort letter of the type described in the foregoing clause (i), such opinion to be addressed to each participating Holder and each Underwriter and such comfort letter to be addressed to each Underwriter;

           (k) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to prepare any financial statements other than its normal quarterly and year-end financial statements or have any audit performed other than its normal year-end audit;

           (l) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

           (m) use its reasonable best efforts to provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

           (n) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

           (o) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel for the selling holders of Registrable Securities and to the managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document concerning the selling holders prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;

           (p) furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) in connection with the offering;

           (q) cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling holders of Registrable Securities at least three business days prior to any sale of Registrable Securities; and

           (r) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

           The Company may require as a condition precedent to the Company's obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information shall be used only in connection with such registration.

           Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

           If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

           2.5   Registration Expenses.

           (a) "Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Article 2, including, without limitation: (i) Commission, stock exchange or National Association of Security Dealers, Inc. registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses,
 (v) fees and disbursements of counsel for the Company, (vi) with respect to each registration, the fees and disbursements of one counsel for the selling Holder(s) (selected by the Holder(s) making the Demand Registration Request, in the case of a registration pursuant to Section 2.1, and selected by the Holders of a majority of the Registrable Securities included in such registration, in the case of a registration pursuant to
 Section 2.2) as well as of one local counsel, (vii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company and (viii) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities (collectively, "Expenses").

           (b) The Company shall pay all Expenses with respect to any Demand Registration that shall not be deemed to have been effected as contemplated by Section 2.1(b) and any registration effected under Section
 2.2. With respect to any Demand Registration effected pursuant to Section 2.1, (i) the Company shall pay all Expenses related to any three Demand Registrations which any Holder elects to have the Company pay the Expenses related thereto and (ii) the Holders of Registrable Securities (together with the Company, if the Company participates in any Demand Registration pursuant to Section 2.1(c)) shall pay all Expenses related to any other Demand Registration effected pursuant to Section 2.1 (such Expenses shall be allocated among the Persons (including the Company, if applicable) participating in a Demand Registration on a pro rata basis based on the number of Registrable Securities included in such offering by a Person relative to the number of Registrable Securities included in such offering by all Persons, except to the extent Expenses are specifically attributable to a Person or to securities included in an offering by a Person).

           (c)   Notwithstanding the foregoing, (x) the provisions of this
 Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (y) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder, and (z) the Company shall, in the case of all registrations under this Article 2, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties). Notwithstanding anything to the contrary contained in this Agreement, the Company should not be liable for any underwriting discounts or commissions or any portion of any underwriting spread in respect of securities sold for the account of any Person (including the Holders) other than the Company.

           2.6 Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to an underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (other than powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Holder's Registrable Securities.

           2.7  Limitations on Sale or Distribution of Other Securities.

           (a) If requested in writing by the Company or the managing underwriter, if any, of any registration effected by the Company, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 90 days after effectiveness of such registration (and the Company hereby also so agrees with respect to any registration effected pursuant to Section 2.1 (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 or Form S-8, or any successor or similar form which is then in effect, a registration in connection with any employee benefit or option plan or a registration in connection with any acquisition of a business or property or a registration with respect to Common Stock issuable in exchange for Company OP Units) and agrees to use its reasonable best efforts to cause each holder of any equity security or of any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree). If the sum of (i) the number of days for which the Holders' ability to effect sales are restricted pursuant to a request made under this Section 2.7(a) (a "holdback period") and (ii) the number of days for which registration rights were not available pursuant to Section 2.1(b)(iii) during the 365-day period immediately preceding the end of the holdback period described in the foregoing clause (a) would exceed 180, then the Company will have no right to suspend availability of registration rights under Section 2.1(b)(iii) or restrict the Holders' ability to effect sales under this Section 2.7(a), in each case, for a period of 90 days following the end of the holdback period and the number of days that the Company may suspend the availability of registration rights under Section 2.1(b)(iii) during the 365-day period following the end of the holdback period will be reduced by the number of days in the holdback period.

           (b) The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not, without the prior written consent of the Holders who made the Demand Registration Request, in the case of a registration pursuant to Section 2.1, or the Holders of a majority of the Registrable Securities included in such registration, in the case of a registration pursuant to Section 2.2, effect any registration of any of its securities under the Securities Act (other than a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect, a registration in connection with any employee benefit or option plan, a registration in connection with any acquisition of a business or property or a registration with respect to Common Stock issuable in exchange for Company OP Units), whether or not for sale for its own account, until a period of 90 days shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

           2.8 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

           2.9  Indemnification.

           (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article 2, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees and stockholders thereof), each other individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof (each, a "Person") who participates as an underwriter in the offering or sale of such securities, each officer, director, employee, stockholder or partner of such underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party (or to the extent provided in an underwriting agreement, any underwriter) specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

           (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (each, an "Included Holder") (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or 2.2, any underwriter) shall, severally and not jointly and if MET or any of its Affiliates are an Included Holder, Reckson, MET, its subsidiaries and Included Holders that are Affiliates of MET jointly and severally with each other, but severally and not jointly with respect to other Holders, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or underwriter specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and (e) shall in no case be greater than the amount of the gross proceeds net of underwriting discounts and commissions received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

           (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

           (d) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or
 (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

           (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or (c), except by reason of the proviso contained in Section 2.9(a), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault and relative benefit of the indemnifying party, on one hand, and the indemnified party, on the other hand, with respect to such offering of securities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
 Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount in excess of the gross proceeds net of underwriting discounts and commissions received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).

           (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

           (g)   The indemnification and contribution required by this
 Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

      3    Underwritten Offerings.  If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to a majority of the Holders which requested such registration and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements.
 Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, in the case of a registration effected pursuant to Section 2.1 only, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a selling Holder for inclusion in the registration statement. Such underwriting agreement shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type.

      4    General.

           4.1 Rule 144. The Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph
 (c)(1) of Rule 144 under the Securities Act), and (ii) will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
 (B) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

           4.2 Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

           4.3 Amendments and Waivers. This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the Company, MET (so long as it or any of its Affiliates holds Registrable Securities) and a majority of the Holders.

           4.4 Notices. Except as otherwise provided in this Agreement, all notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                 (i)  if to the Company, to:

                 Tower Realty Trust, Inc.
                 292 Madison Avenue
                 New York, New York  10017
                 Telecopy:  (212) 448-1865
                 Attention:  Chief Financial Officer

                 with a copy to:

                 Skadden, Arps, Slate, Meagher & Flom LLP
                 919 Third Avenue
                 New York, New York  10022-9931
                 Telecopy:  (212) 735-2000
                 Attention:  Lou R. Kling, Esq.
                             Howard L. Ellin, Esq.

                 (ii)  if to MET, to:

                 Metropolitan Partners LLC
                 c/o Reckson Associates Realty Corp.
                 225 Broadhollow Road
                 Melville, New York  11747
                 Telecopy:  (516) 622-6788
                 Attention:  Jason M. Barnett, General Counsel

                 with a copy to:

                 Fried, Frank, Harris, Shriver & Jacobson
                 One New York Plaza
                 New York, New York  10004
                 Telecopy:  (212) 859-4000
                 Attention:  Stephen Fraidin, P.C.

                 (iii) if to any other Holder, to the address provided by such Holder to the Company upon becoming a Holder.

           All such notices, requests, consents and other communications shall be deemed to have been given when received.

           4.5  Miscellaneous.

           (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns of the parties hereto, whether so expressed or not. No Person other than a Holder and the Company shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein. No Person who obtains securities in violation of Section 3.3 of the Purchase Agreement shall be entitled to any benefits under this Agreement. This Agreement and the rights of MET hereunder may be assigned by MET to up to five transferees of Registrable Securities (excluding for this clause any transfer to an Affiliate of MET) provided that upon the consummation of, and as a condition to, any such assignment the transferee assumes the obligations of the assignor under, and agrees to be bound by the terms of, this Agreement. Any transferee of MET or its Affiliates may assign in whole, but not in part, its rights under this Agreement to a transferee of Registrable Securities. Any Holder assigning registration rights hereunder to a transferee of Registrable Securities (excluding transfers by MET to its Affiliates) must notify the Company in writing of such transfer (and the identity of such transferee) within five business days of such transfer.

           (b) This Agreement (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

           (c) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

           (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

           (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           (f) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

           (g) It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person, therefore, shall be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

           (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

           4.6 No Inconsistent Agreements. Without the prior written consent of a majority of the Holders, neither the Company nor any Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period not to exceed 90 days following the registered offering; provided that this
 Section 4.6 shall in no way limit the obligations of the Company under Sections 2.1 and 2.7 hereof.

           4.7 Subsidiaries of Reckson. With respect to all Holders that are wholly owned subsidiaries of Reckson (x) all rights shall be exercised on their behalf by MET, (y) all notices given to MET shall be deemed to have been given to such Holders and (z) all notifications required to be given to such Holders shall be deemed given to them upon notification to MET.

           4.8 Termination. This Agreement may be terminated at any time by a written instrument signed by all Holders and the Company. Unless sooner terminated in accordance with the preceding sentence, this Agreement shall terminate in its entirety on the earliest of (i) the tenth anniversary of the date hereof, (ii) the later of (a) the fifth anniversary of the date hereof and (b) such time as three (3) Demand Registrations shall have been deemed satisfied pursuant to Section 2.1 hereof or
 (iii) the date on which no Holder beneficially owns more than 1% of the outstanding Common Stock; provided that so long as the Holders have registration rights under Section 2.1 available, this Agreement will not terminate pursuant to this clause (iii) unless MET and its Affiliates beneficially own, collectively, less than 0.5% of the outstanding Common Stock. Notwithstanding anything to the contrary herein, Sections 2.5 and
 2.9 shall survive termination of this Agreement with respect to registration statements filed prior to such termination.

                [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]


      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                   TOWER REALTY TRUST, INC.

                                   By:  /s/ Lester S. Garfinkel
                                      --------------------------------------
                                      Name:  Lester S. Garfinkel
                                      Title: Chief Financial Officer


                                   METROPOLITAN PARTNERS LLC

                                   By:  Reckson Operating Partnership, L.P.,
                                        a member

                                   By:  Reckson Associates Realty Corp.,
                                        its sole general partner

                                   By:  /s/ Scott H. Rechler
                                      --------------------------------------
                                      Name:  Scott H. Rechler
                                      Title: President

           Solely for purposes of agreeing to be bound by and subject to the provisions of Section 2.9(b):

                                   RECKSON ASSOCIATES REALTY CORP.

                                   By:  /s/ Scott H. Rechler
                                      -------------------------------------
                                      Name:  Scott H. Rechler
                                      Title: President